SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 14, 2005
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                         HARBOR FLORIDA BANCSHARES, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                       000-22817                 65-0813766
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(State or other jurisdiction          (Commission               (IRS Employer
        of incorporation)             File Number)           Identification No.)


                   100 S. Second Street, Fort Pierce, FL 34950
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code (772) 461-2414
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          (Former name or former address, if changed since last report)

Item 2.02.  Results of Operations and Financial Condition

         On October 14, 2005, Harbor Florida Bancshares, Inc. ("Bancshares") announced its earnings for the fourth quarter of the 2005 fiscal year.


Item 9.01.  Financial Statements and Exhibits

         A copy of the press release dated October 14, 2005 is attached as
Exhibit 99.




                                           SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:        October 14, 2005          HARBOR FLORIDA BANCSHARES,
                                            INC., Registrant


                                        By:   /s/
                                              -------------------------------
                                              Name:  H. Michael Callahan
                                              Title:  Senior Vice President and
                                              Chief Financial Officer


Exhibit No.                Description

99                         Press release dated October 14, 2005